Note 29 Capital ratios (Details) - EUR (€) € in Millions	Jun. 30, 2023	[1],[2]	Dec. 31, 2022
Capital ratios [Line Items]
Eligible common equity tier 1 capital	€ 45,153		€ 42,738
Eligible additional tier 1 capital	6,171		5,193
Eligible tier 2 capital	7,021		5,930
Risk weighted assets	€ 347,488		€ 337,066
Common tier 1 capital ratio	12.99%		12.68%
Additional tier 1 capital ratio	1.78%		1.54%
Tier 1 capital ratio	14.77%		14.22%
Tier 2 capital ratio	2.02%		1.76%
Total capital ratio	16.79%		15.98%

[1]	(1) Provisional data.
[2]	(2) The difference between the phased-in and fully-loaded ratios arises from the temporary treatment of certain capital items, mainly as a result of the impact of IFRS 9, to which the BBVA Group has adhered voluntarily (in accordance with article 473bis of the CRR and the subsequent amendments introduced by the Regulation (EU) 2020/873). In 2023, there are no differences between phased-in and fully-loaded ratios due to the aforementioned temporary treatment.